UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08565

Exact name of registrant as specified in charter:	Strategic Partners Real Estate Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2006

Date of reporting period:	3/31/2006

Item 1 – Reports to Stockholders

ANNUAL REPORT

MARCH 31, 2006

STRATEGIC PARTNERS

REAL ESTATE FUND

OBJECTIVE

High current income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

May 15, 2006

Dear Shareholder:

We hope you find the annual report for the Strategic Partners Real Estate Fund informative and useful. As a Strategic Partners mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investment profile and tolerance for risk.

Strategic Partners mutual funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Real Estate Fund

Strategic Partners Real Estate Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners Real Estate Fund (the Fund) is high current income and long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 3/31/06
	One Year	Five Years	Since Inception[2]
Class A	41.50%	223.40%	205.47%
Class B	40.38	211.44	187.81
Class C	40.38	211.44	187.81
Class Z	41.80	227.41	211.71
S&P 500 Index[3]	11.72	21.46	31.60
Wilshire REIT Index[4]	42.24	180.97	208.23
Lipper Real Estate Funds Avg.[5]	36.64	172.90	182.66

Average Annual Total Returns[1] as of 3/31/06
	One Year	Five Years	Since Inception[2]
Class A	33.72%	25.04%	14.35%
Class B	35.38	25.43	14.30
Class C	39.38	25.51	14.30
Class Z	41.80	26.77	15.46
S&P 500 Index[3]	11.72	3.97	3.53
Wilshire REIT Index[4]	42.24	22.95	15.28
Lipper Real Estate Funds Avg.[5]	36.64	22.15	13.96

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 5/5/98.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how U.S. stock prices have performed. The securities in the S&P 500 Index may be very different from those in the Fund.

4The Wilshire REIT Index is an unmanaged, market capitalization-weighted index comprising U.S. publicly traded Real Estate Investment Trusts. The securities in the Wilshire REIT Index may be very different from those in the Fund.

5The Lipper Real Estate Funds Average (Lipper Average) is based on the average return for all funds in the Lipper Real Estate Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Wilshire REIT Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Wilshire REIT Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 3/31/06
Starwood Hotels & Resorts Worldwide, Inc., Lodging	7.7%
Simon Property Group, Inc., Retail—Malls	7.5
General Growth Properties, Inc., Retail—Malls	7.5
Kimco Realty Corp., Retail—Shopping Centers	7.1
Host Marriott Corp., Lodging	6.3
Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 3/31/06
Retail—Malls	17.3%
Lodging	15.2
Retail—Shopping Centers	13.4
Multifamily	13.2
Office	10.3

Industry weightings are subject to change.

Strategic Partners Real Estate Fund	3

Your Fund’s Performance (continued)

Performance and market overview

The REIT market had exceptionally high returns during the 12 months ended March 31, 2006. The 42.24% return of the Wilshire REIT Index was more than 30 percentage points above the S&P 500 Index, representing the broad U.S. stock market. The 41.50% return of Strategic Partners Real Estate Fund Class A shares was close to its REIT benchmark and was substantially higher than the returns of similar funds, as represented by the 36.64% Lipper Real Estate Funds Average.

At the beginning of the reporting period, 100% of the Fund’s portfolio was advised by Wellington Management Company, LLP. However, the Fund was approaching Wellington’s capacity limit, so Principal Global Investors, LLC was added as an advisor on November 11, 2005. Since Principal managed only a small portion of the Fund for only a fraction of the year, it did not have a material impact on the Fund’s return. Wellington, which has achieved a strong track record managing the Fund, will continue to manage the greater part of its assets.

Many factors have been driving the prolonged REIT rally. Technical factors (those affecting the overall flow of investment funds) have been favorable. The low level of interest rates drove many income-seeking investors to REITs for their yields. Over the past 12 months, particularly in the past two calendar quarters, equity investors have preferred small-cap stocks to large-cap stocks. This also helped REITs, which are generally not large-cap firms. In addition to these technical considerations, real estate fundamentals continued to improve over the reporting period. Both occupancy rates and rents recovered broadly across property types. Real estate prices, particularly in New York City, have been very strong. High prices for single-family homes increased demand for apartments, and resulted in the conversion of many rental properties to condominiums. This reduced the apartment supply and strengthened rental pricing. Office properties are benefiting from the long stretch of continued economic growth. Moreover, the private market (purchases by noncorporate owners) has been more aggressively priced than the public market, leading to the acquisition and removal of several publicly traded REITs from the market. The reduction in supply of REIT shares enhanced demand for existing REITs, helping to bolster their valuations.

Security selection was strong in most market segments

The primary positive factor in the Fund’s performance relative to the Wilshire REIT Index was good security selection in the retail mall, retail shopping center, and diversified REIT segments of the market. Of the 12 REIT market sectors, the Fund’s holdings beat the benchmark in all except lodging and self-storage REITs.

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In the sectors in which the Fund outperformed its benchmark, security selection was strong across the portfolio. No individual positions stood out. In the weaker-performing lodging and self-storage sectors, the Fund was hurt by overweights in Starwood Hotels & Resorts and Ventas, both of which had lower earnings than other companies in their sectors.

Its sector emphases within the REIT market detracted from the Fund’s return. Specifically, an overweight in the specialty finance sector and slightly higher average cash levels than normal reduced performance. Specialty finance includes firms such as iStar Financial (formerly Starwood Financial), which provides financing to the real estate industry. It trailed sectors such as multifamily residential buildings, self-storage facilities, and warehouses. The rapidly moving market required looking carefully for good investment opportunities, while the exceptionally high returns on REIT securities multiplied the impact of not investing cash quickly, making the market difficult for all active managers.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Real Estate Fund	5

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on October 1, 2005, at the beginning of the period, and held through the six-month period ended March 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not by used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners Real Estate Fund		Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,199.00	1.39%	$7.62
	Hypothetical	$1,000.00	$1,018.00	1.39%	$6.99

Class B	Actual	$1,000.00	$1,194.50	2.14%	$11.71
	Hypothetical	$1,000.00	$1,014.26	2.14%	$10.75

Class C	Actual	$1,000.00	$1,194.50	2.14%	$11.71
	Hypothetical	$1,000.00	$1,014.26	2.14%	$10.75

Class Z	Actual	$1,000.00	$1,200.60	1.14%	$6.25
	Hypothetical	$1,000.00	$1,019.25	1.14%	$5.74

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2006 (to reflect the six-month period).

Strategic Partners Real Estate Fund	7

This Page Intentionally Left Blank

Portfolio of Investments

as of March 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.1%
COMMON STOCKS

Diversified 9.0%
37,952	Hammerson PLC (United Kingdom)	$817,632
47,827	Land Securities Group, PLC (United Kingdom)	1,602,072
32,760	Unibail Holding (France)	5,915,364
86,100	Vornado Realty Trust	8,265,600

		16,600,668

Exchange Traded Fund 0.1%
1,593	iShares Cohen & Steers Realty Majors	136,839

Home Builder 1.5%
102,100	WCI Communities, Inc.(a)	2,840,422

Lodging 15.2%
47,800	DiamondRock Hospitality Co.	660,118
59,400	DiamondRock Hospitality Co. 144A	820,314
543,200	Host Marriott Corp.	11,624,480
11,700	LaSalle Hotel Properties	479,700
211,413	Starwood Hotels & Resorts Worldwide, Inc.	14,319,003
10,411	Sunstone Hotel Investors, Inc.	301,607

		28,205,222

Multi-Family 13.2%
167,700	Archstone-Smith Trust	8,178,729
65,000	Avalonbay Communities, Inc.	7,091,500
4,706	Camden Property Trust	339,067
171,100	Equity Residential	8,005,769
5,184	Essex Property Trust, Inc.	563,657
1,300	Mid-America Apartment Communities, Inc.	71,175
5,600	United Dominion Realty Trust, Inc.	159,824

		24,409,721

Office 10.3%
2,600	Alexandria Real Estate Equities, Inc.	247,858
12,200	BioMed Realty Trust, Inc.	361,608
94,700	Boston Properties, Inc.	8,830,775
9,800	Corporate Office Properties Trust	448,252
7,300	Kilroy Realty Corp.	563,998

See Notes to Financial Statements.

Strategic Partners Real Estate Fund	9

Strategic Partners Real Estate Fund

Portfolio of Investments

as of March 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

78,200	Liberty Property Trust	$3,687,912
40,300	PS Business Parks, Inc.	2,253,576
8,000	Reckson Associates Realty Corporation	366,560
12,300	SL Green Realty Corp.	1,248,450
75,300	Thomas Properties Group, Inc.	1,024,833

		19,033,822

Real Estate 0.5%
7,100	Bre Properties, Inc. (Class “A” Shares)	397,600
13,100	Brookfield Properties Corp. (Canada)	447,365

		844,965

Real Estate Service Company 1.1%
24,500	CB Richard Ellis Group, Inc., (Class “A” Shares)(a)	1,977,150

Retail-Malls 17.3%
9,800	CBL & Associates Properties, Inc.	416,010
284,310	General Growth Properties, Inc.	13,894,230
51,700	Macerich Company (The)	3,823,215
165,500	Simon Property Group, Inc.	13,925,171

		32,058,626

Retail-Shopping Centers 13.4%
79,300	Acadia Realty Trust	1,867,515
11,000	Developers Diversified Realty Corp.	602,250
4,700	Federal Realty Investment Trust	353,440
321,700	Kimco Realty Corp.	13,073,888
5,300	Pan Pacific Retail Properties, Inc.	375,770
99,500	Regency Centers Corp.	6,685,406
37,300	Saul Centers, Inc.	1,637,843
2,900	Tanger Factory Outlet Centers, Inc.	99,789

		24,695,901

Self-Storage Facilities 3.0%
69,400	Public Storage, Inc.	5,637,362

Specialty Finance 4.3%
239,600	Ventas, Inc.	7,949,928

See Notes to Financial Statements.

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Portfolio of Investments

as of March 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Specialty Financials 1.4%
67,740	iStar Financial Inc.	$2,593,088

Warehouse 5.8%
87,900	AMB Property Corp.	4,770,333
2,499	EastGroup Properties, Inc.	118,552
108,900	ProLogis	5,826,150
		10,715,035

	Total Long-Term Investments (cost $118,311,164)	177,698,749

SHORT-TERM INVESTMENT 4.2%

AFFILIATED MONEY MARKET MUTUAL FUND
	Dryden Core Investment Fund - Taxable Money Market Series
7,679,571	(cost $7,679,571)(b)	7,679,571

	Total Investments—100.3% (cost $125,990,735; Note 5)	185,378,320
	Liabilities in excess of other assets —(0.3)%	(481,563)

	Net Assets —100%	$184,896,757

The following abbreviations are used in portfolio descriptions:

144A -Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(a)	Non-income producing security.
(b)	-Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

Strategic Partners Real Estate Fund	11

Portfolio of Investments

as of March 31, 2006 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2006 were as follows:

Retail - Malls	17.3%
Lodging	15.2
Retail - Shopping Centers	13.4
Multi-Family	13.2
Office	10.3
Diversified	9.0
Warehouse	5.8
Specialty Finance	4.3
Affiliated Money Market Mutual Fund	4.2
Self-Storage Facilities	3.0
Home Builder	1.5
Specialty Financials	1.4
Real Estate Service Company	1.1
Real Estate	0.5
Exchange Traded Fund	0.1

100.3
Liabilities in excess of other assets	-0.3

100.0%

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Statement of Assets and Liabilities

as of March 31, 2006

Assets
Investments at value:
Unafilliated investments (cost $118,311,164)	$177,698,749
Affiliated investments (cost $7,679,571)	7,679,571
Cash	154,075
Receivable for Fund shares sold	1,901,073
Dividends and interest receivable	449,724
Receivable for investments sold	184,237
Tax reclaim receivable	39,081
Prepaid Expenses	2,988

Total assets	188,109,498

Liabilities
Payable for investment purchased	2,265,971
Payable for Fund shares reacquired	496,960
Management fee payable	222,934
Accrued expenses	98,795
Transfer agent fee payable	66,416
Distribution fee payable	60,263
Deferred Trustees’ fees	1,402

Total liabilities	3,212,741

Net Assets	$184,896,757

Net assets were comprised of:
Shares of beneficial interest, at par	$7,414
Paid-in capital in excess of par	131,971,254

131,978,668
Undistributed net investment income	393,803
Accumulated net realized loss on investments and foreign currency transactions	(6,861,071)
Net unrealized appreciation on investments and foreign currencies	59,385,357

Net assets, March 31, 2006	$184,896,757

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($120,881,229 ÷ 4,842,188 shares of beneficial interest issued and outstanding)	$24.96
Maximum sales charge (5.5% of offering price)	1.45

Maximum offering price to public	$26.41

Class B:
Net asset value and redemption price per share ($22,116,720 ÷ 890,517 shares of beneficial interest issued and outstanding)	$24.84

Class C:
Net asset value and redemption price per share ($22,415,071 ÷ 902,525 shares of beneficial interest issued and outstanding)	$24.84

Class Z:
Net asset value and redemption price per share ($19,483,737 ÷ 778,901 shares of beneficial interest issued and outstanding)	$25.01

See Notes to Financial Statements.

Strategic Partners Real Estate Fund	15

Statement of Operations

as of March 31, 2006

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $7,065)	$3,680,963

Affiliated dividends	85,587
Interest	44,465

Total income	3,811,015

Expenses
Management fee	952,468
Distribution fee—Class A	185,598
Distribution fee—Class B	238,548
Distribution fee—Class C	149,630
Transfer agent’s fees and expenses (including affiliated expenses of $156,539)	179,500
Custodian’s fees and expenses	159,000
Registration fees	51,000
Reports to shareholders	45,000
Legal fees and expenses	30,000
Audit fee	16,700
Trustees’ fees	12,000
Miscellaneous	11,698

Total expenses	2,031,142

Net investment income	1,779,873

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain on:
Investment transactions	5,942,274
Foreign currency transactions	(8,338)

5,933,936

Net change in unrealized appreciation (depreciation) on:
Investments	36,660,395
Foreign currencies	(52,314)

36,608,081

Net gain on investments	42,542,017

Net Increase In Net Assets Resulting From Operations	$44,321,890

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended March 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,779,873	$1,062,717
Net realized gain on investments and foreign currency transactions	5,933,936	8,095,219
Net change in unrealized appreciation on investments and foreign currencies	36,608,081	845,525

Net increase in net assets resulting from operations	44,321,890	10,003,461

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(912,702)	(378,394)
Class B	(167,582)	(230,468)
Class C	(92,673)	(50,443)
Class Z	(208,220)	(120,619)

	(1,381,177)	(779,924)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	85,308,083	39,258,304
Net asset value of shares issued in reinvestment of dividends and distributions	1,195,796	685,565
Cost of shares reacquired	(37,784,986)	(32,203,430)

Net increase in net assets from Fund share transactions	48,718,893	7,740,439

Total increase	91,659,606	16,963,976

Net Assets
Beginning of year	93,237,151	76,273,175

End of year (a)	$184,896,757	$93,237,151

(a) Includes undistributed net investment income of	$393,803	$331,058

See Notes to Financial Statements.

Strategic Partners Real Estate Fund	17

Notes to Financial Statements

Strategic Partners Real Estate Fund (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end, management investment company. The Fund was established as a Delaware business trust on October 24, 1997. The Fund commenced investment operations on May 5, 1998. The invest-ment objective of the Fund is high current income and long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities of real estate companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition

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of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of March 31, 2006 there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and

Strategic Partners Real Estate Fund	19

Notes to Financial Statements

Cont’d

the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains or losses from investments and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. The Fund invests in real estate investment trusts (“REITS”), which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be capital gain and a portion is estimated to be return of capital and is recorded as a reduction of their cost. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

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Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income; accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into subadvisory agreements with Wellington Management Company, LLP (“Wellington”) and on November 11, 2005, Principal Global Investors, LLC (“Principal”) was added as an additional subadviser of the Fund advising a portion of the assets of the Fund. The addition of Principal does not mean any change in advisory fees paid by the Fund. The subadvisory agreement provides that each subadviser furnishes investment advisory services in connection with the management of the Fund. In connection there with, each subadviser is obligated to keep certain books and records of the Fund. PI pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund’s average daily net assets. The effective management fee rate was .75 of 1% for the year ended March 31, 2006.

Strategic Partners Real Estate Fund	21

Notes to Financial Statements

Cont’d

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No dis-tribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended March 31, 2006, PIMS has contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received approximately $503,100 in front-end sales charges resulting from sales of Class A during the year ended March 31, 2006. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $49,800 and $1,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended March 31, 2006.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The commitment under the credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the agreement. Interest on any borrowing under the SCA would be incurred at market rates. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemption. The expiration of the SCA is October 28, 2005. Effective October 29, 2005, the Funds renewed SCA with the banks. The Funds pay a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended March 31, 2006.

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended March 31, 2006, the Fund incurred approximately $35,100 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended March 31, 2006, Prudential Equity Group, LLC earned approximately $300 in broker commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portion of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended March 31, 2006 were $88,629,139 and $43,076,579, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended March 31, 2006, the adjustments were to decrease accumulated net realized loss on investments and foreign currency transactions by $8,338, decrease undistributed net investment income by $335,951 and increase paid-in capital in excess of par by $327,613 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and utilization of redemptions as ordinary income distributions. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended March 31, 2006 and March 31, 2005, the tax character of dividends paid by the Fund were $1,381,177 and $779,924, respectively, from ordinary income.

Strategic Partners Real Estate Fund	23

Notes to Financial Statements

Cont’d

For the year ended March 31, 2006, the Fund had undistributed ordinary income on a tax basis of $415,943.

For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2006, of approximately $6,698,000 of which $4,554,000 expires in 2008 and $2,144,000 expires in 2009. In addition, the Fund utilized $6,019,000 of its prior year’s capital loss carryforward to offset net taxable gains realized in the fiscal year ended March 31, 2006. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund has elected to treat post-October currency losses of approximately $7,000 incurred during the period November 1, 2005 through March 31, 2006 as having been incurred in the following fiscal year.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	(Depreciation)	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$126,167,176	$59,390,728	$(179,584)	$59,211,144	$(2,228)	$59,208,916

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in Passive Foreign Investment Companies. The adjusted net unrealized appreciation on a tax basis includes other tax basis adjustments that were primarily attributable to the mark to market of receivables and payables.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are not subject to an initial sales charge and the CDSC for Class C shares will be 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

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There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2006:
Shares sold	2,714,859	$59,050,672
Shares issued in reinvestment of dividends	40,355	813,731
Shares reacquired	(1,105,714)	(23,325,512)

Net increase in shares outstanding before conversion	1,649,500	36,538,891
Shares issued upon conversion from class B	1,086,451	21,939,255

Net increase in shares outstanding	2,735,951	$58,478,146

Year ended March 31, 2005:
Shares sold	1,426,870	$23,696,390
Shares issued in reinvestment of dividends	21,350	345,324
Shares reacquired	(1,030,979)	(16,208,584)

Net increase in shares outstanding before conversion	417,241	7,833,130
Shares issued upon conversion from class B	37,390	639,988

Net increase in shares outstanding	454,631	$8,473,118

Class B
Year ended March 31, 2006:
Shares sold	300,398	$6,367,641
Shares issued in reinvestment of dividends	7,120	138,404
Shares reacquired	(305,593)	(6,222,127)

Net increase in shares outstanding before conversion	1,925	283,918
Shares issued upon conversion into class A	(1,090,853)	(21,939,255)

Net decrease in shares outstanding	(1,088,928)	$(21,655,337)

Year ended March 31, 2005:
Shares sold	291,585	$4,922,341
Shares issued in reinvestment of dividends	12,027	193,020
Shares reacquired	(583,796)	(9,313,448)

Net decrease in shares outstanding before conversion	(280,184)	(4,198,087)
Shares issued upon conversion into class A	(37,538)	(639,988)

Net decrease in shares outstanding	(317,722)	$(4,838,075)

Class C
Year ended March 31, 2006:
Shares sold	491,018	$10,604,314
Shares issued in reinvestment of dividends	2,722	54,203
Shares reacquired	(182,198)	(3,807,646)

Net increase in shares outstanding	311,542	$6,850,871

Year ended March 31, 2005:
Shares sold	286,966	$4,856,541
Shares issued in reinvestment of dividends	2,153	34,719
Shares reacquired	(135,815)	(2,156,602)

Net increase in shares outstanding	153,304	$2,734,658

Strategic Partners Real Estate Fund	25

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Year ended March 31, 2006:
Shares sold	434,081	$9,285,456
Shares issued in reinvestment of dividends	9,457	189,458
Shares reacquired	(209,969)	(4,429,701)

Net increase in shares outstanding	233,569	$5,045,213

Year ended March 31, 2005:
Shares sold	352,912	$5,783,032
Shares issued in reinvestment of dividends	6,970	112,502
Shares reacquired	(291,235)	(4,524,796)

Net increase in shares outstanding	68,647	$1,370,738

Note 7. Subsequent Events

On April 10, 2006 the Board of Trustees of the Fund declared the following dividends per share, payable on April 13, 2006 to shareholders of record on April 12, 2006.

	Class A	Class B and C	Class Z
Ordinary Income	$0.061	$0.018	$0.073

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ANNUAL REPORT

MARCH 31, 2006

STRATEGIC PARTNERS

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Financial Highlights

Class A
Year Ended March 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.89

Income from investment operations
Net Investment income	0.35 (b)
Net realized and unrealized gains (losses) on investments transactions	7.00

Total from investment operations	7.35

Less Dividends:
Dividends from net investment income	(0.28)

Total dividends	(0.28)

Net asset value, end of year	$24.96

Total Return(a):	41.50%
Ratios/Supplemental Data:
Net assets, end of year (000)	$120,881
Average net assets (000)	$74,239
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.40%
Expenses, excluding distribution and service (12b-1) fees	1.15%
Net investment income	1.58%
For Class A, B, C and Z shares:
Portfolio turnover	35%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Based on average shares outstanding during the year.
(c)	The Distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets for the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended March 31,
2005	2004	2003	2002

$15.71	$9.84	$9.97	$8.71

0.26	0.16	0.29 (b)	0.31 (b)
2.14	5.93	(0.08)	1.30

2.40	6.09	0.21	1.61

(0.22)	(0.22)	(0.34)	(0.35)

(0.22)	(0.22)	(0.34)	(0.35)

$17.89	$15.71	$9.84	$9.97

15.37%	62.79%	2.27%	19.00%

$37,686	$25,954	$11,073	$11,225
$28,961	$15,886	$11,248	$12,433

1.53%	1.58%	1.79%	1.93%
1.28%	1.33%	1.54%	1.68%
1.71%	1.53%	2.97%	3.43%

48%	65%	92%	110%

See Notes to Financial Statements.

Strategic Partners Real Estate Fund	29

Financial Highlights

Cont’d

Class B
Year Ended March 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.81

Income from investment operations
Net Investment income	0.18 (b)
Net realized and unrealized gains (losses) on investments transactions	6.99

Total from investment operations	7.17

Less Dividends:
Dividends from net investment income	(0.14)

Total dividends	(0.14)

Net asset value, end of year	$24.84

Total Return(a):	40.38%
Ratios/Supplemental Data:
Net assets, end of year (000)	$22,117
Average net assets (000)	$23,855
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.15%
Expenses, excluding distribution and service (12b-1) fees	1.15%
Net investment income	0.91%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended March 31,
2005	2004	2003	2002

$15.65	$9.82	$9.95	$8.69

0.16	0.12	0.22 (b)	0.24 (b)
2.11	5.86	(0.08)	1.30

2.27	5.98	0.14	1.54

(0.11)	(0.15)	(0.27)	(0.28)

(0.11)	(0.15)	(0.27)	(0.28)

$17.81	$15.65	$9.82	$9.95

14.51%	61.62%	1.47%	18.14%

$35,251	$35,961	$25,072	$28,357
$33,968	$30,195	$26,955	$27,939

2.28%	2.33%	2.54%	2.68%
1.28%	1.33%	1.54%	1.68%
0.99%	0.97%	2.20%	2.67%

See Notes to Financial Statements.

Strategic Partners Real Estate Fund	31

Financial Highlights

Cont’d

Class C
Year Ended March 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.81

Income from investment operations
Net Investment income	0.18 (b)
Net realized and unrealized gains (losses) on investments transactions	6.98

Total from investment operations	7.17

Less Dividends:
Dividends from net investment income	(0.14)

Total dividends	(0.14)

Net asset value, end of year	$24.84

Total Return(a):	40.38%
Ratios/Supplemental Data:
Net assets, end of year (000)	$22,415
Average net assets (000)	$14,963
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.15%
Expenses, excluding distribution and service (12b-1) fees	1.15%
Net investment income	0.84%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended March 31,
2005	2004	2003	2002

$15.65	$9.82	$9.95	$8.69

0.16	0.12	0.22 (b)	0.25 (b)
2.11	5.86	(0.08)	1.29

2.27	5.98	0.14	1.54

(0.11)	(0.15)	(0.27)	(0.28)

(0.11)	(0.15)	(0.27)	(0.28)

$17.81	$15.65	$9.82	$9.95

14.51%	61.62%	1.47%	18.14%

$10,524	$6,852	$3,642	$4,117
$7,973	$4,734	$3,891	$4,390

2.28%	2.33%	2.54%	2.68%
1.28%	1.33%	1.54%	1.68%
0.95%	0.87%	2.24%	2.72%

See Notes to Financial Statements.

Strategic Partners Real Estate Fund	33

Financial Highlights

Cont’d

Class Z
Year Ended March 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.93

Income from investment operations
Net Investment income	0.41 (b)
Net realized and unrealized gains (losses) on investments transactions	7.00

Total from investment operations	7.41

Less Dividends:
Dividends from net investment income	(0.33)

Total dividends	(0.33)

Net asset value, end of year	$25.01

Total Return(a):	41.80%
Ratios/Supplemental Data:
Net assets, end of year (000)	$19,484
Average net assets (000)	$13,939
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.15%
Expenses, excluding distribution and service (12b-1) fees	1.15%
Net investment income	1.88%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended March 31,
2005	2004	2003	2002

$15.75	$9.85	$9.98	$8.72

0.31	0.18	0.31 (b)	0.33 (b)
2.13	5.96	(0.07)	1.30

2.44	6.14	0.24	1.63

(0.26)	(0.24)	(0.37)	(0.37)

(0.26)	(0.24)	(0.37)	(0.37)

$17.93	$15.75	$9.85	$9.98

15.69%	63.21%	2.52%	19.29%

$9,776	$7,506	$1,884	$1,179
$7,784	$3,648	$1,722	$988

1.28%	1.33%	1.54%	1.68%
1.28%	1.33%	1.54%	1.68%
1.98%	1.52%	3.17%	3.70%

See Notes to Financial Statements.

Strategic Partners Real Estate Fund	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Strategic Partners Real Estate Fund:

We have audited the accompanying statements of assets and liabilities of Strategic Partners Real Estate Fund (the “Fund”) including the portfolio of investments as of March 31, 2006, and the related statements of operations for the year then ended, and statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the periods presented prior to April 1, 2003, were audited by other auditors, whose report dated May 15, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Partners Real Estate Fund as of March 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York May 25, 2006

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Strategic Partners Real Estate Fund

Tax Information (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (March 31, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended March 31, 2006, dividends were paid of $.281, $.137, $.137 and $.329 per share (representing net investment income for Class A, B, C and Z shares respectively), which are taxable as ordinary income.

The Fund intends to designate 1.50% of the ordinary income dividends paid as qualified interest income under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2006.

Strategic Partners Real Estate Fund	37

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (71), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Robert E. La Blanc (72), Trustee since 2001(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003).

Douglas H. McCorkindale (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), formerly Chief Executive Officer (June 2000-July 2005) and President (September 1997-July 2005) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (62), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc. and Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (66), Trustee since 1997(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

38	Visit our website at www.strategicpartners.com

Stephen G. Stoneburn (62), Trustee since 2001(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 1997(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2001(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1997(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Strategic Partners Real Estate Fund	39

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of PI; Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

†	-The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	-“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	-Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

40	Visit our website at www.strategicpartners.com

(3)	-There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	-This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Strategic Partners Real Estate Fund	41

This Page Intentionally Left Blank

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 3/31/06
	One Year	Five Years	Since Inception
Class A	33.72%	25.04%	14.35%
Class B	35.38	25.43	14.30
Class C	39.38	25.51	14.30
Class Z	41.80	26.77	15.46

Average Annual Total Returns (Without Sales Charges) as of 3/31/06
	One Year	Five Years	Since Inception
Class A	41.50%	26.46%	15.17%
Class B	40.38	25.51	14.30
Class C	40.38	25.51	14.30
Class Z	41.80	26.77	15.46

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 5/5/98.

The graph compares a $10,000 investment in the Strategic Partners Real Estate Fund (Class A shares) with a similar investment in the S&P 500 Index and the Wilshire REIT Index by portraying the initial account values at the commencement of operations of Class A shares (May 5, 1998) and the account values at the end of the current fiscal year (March 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through March 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Wilshire REIT Index is an unmanaged, market capitalization-weighted index comprising U.S. publicly traded Real Estate Investment Trusts. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of real estate securities funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but have a CDSC of 1% for Class C shares redeemed within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Real Estate Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisors the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Assistant Treasurer •
M. Sadiq Peshimam, Assistant Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsberger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISORS*	Wellington Management Company, LLP	75 State Street Boston, MA 02109
	Principal Global Investors, LLC	801 Grand Avenue Des Moines, IA 50392

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004
*	Investment subadvisors are subject to change by the Manager.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Real Estate Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Real Estate Fund
Share Class	A	B	C	Z
NASDAQ	PURAX	PURBX	—	—
CUSIP	86276L109	86276L208	86276L307	86276L406

MFSP182E    IFS-A118928    Ed. 05/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2006 and March 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $51,000 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategic Partners Real Estate Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date May 30, 2006

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date May 30, 2006

*	Print the name and title of each signing officer under his or her signature.